UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) DECEMBER 17, 2004
                                                        -----------------


                         FRIENDLY ICE CREAM CORPORATION
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             (Exact Name Of Registrant As Specified In Its Charter)


                                  MASSACHUSETTS
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                   001-13579                        04-2053130
          -----------------------     ------------------------------------
          (Commission File Number)    (I.R.S. Employer Identification No.)


                      1855 BOSTON ROAD, WILBRAHAM, MA         01095
               ----------------------------------------    ----------
               (Address of Principal Executive Offices)    (Zip Code)

                                 (413) 543-2400
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 17, 2004, Friendly Ice Cream Corporation (the "Company") entered into Amendment No. 5 to Revolving Credit Agreement (the "Amendment") with the lenders party thereto and Fleet National Bank, as administrative agent for the lenders.

     The Amendment, among other things, (i) amended certain financial covenants relating to the maximum leverage ratio, the minimum interest coverage ratio and the minimum trailing 12-month EBITDA requirement, (ii) eliminated the minimum quarterly EBITDA requirement, (iii) revised the definition of the fixed charge coverage covenant, (iv) amended the Company's annual capital expenditures limit and (v) increased the commitment fee under the Revolving Credit Agreement from 0.50% to 0.75%. Pursuant to the Amendment, commencing with the 2006 calendar year, the Company will be required to repay in full all amounts outstanding under the revolving credit loans between May 1 and June 15 of each calendar year and not draw down any amounts under the revolving credit facility for a period of 15 consecutive days immediately following the date of such repayment. Solely for calendar year 2005, the Company will continue to be subject to its current requirement to repay all amounts outstanding under the revolving credit loans between June 15 and September 30 and not draw down any amounts under the facility for a period of 30 consecutive days immediately following the date of repayment.

     A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.03 by this reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

---------------- --------------------------------------------------------------
EXHIBIT NUMBER   EXHIBIT DESCRIPTION
---------------- --------------------------------------------------------------
10.1             Amendment No. 5 to Revolving Credit Agreement by
                 and among the Company, Fleet National Bank and certain other banks and financial institutions.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 22, 2004   FRIENDLY ICE CREAM CORPORATION


                           By:/s/ Paul V. Hoagland
                              --------------------------------------------------
                           Name:  Paul V. Hoagland
                           Title: Executive Vice President of Administration and
                                  Chief Financial Officer

                                  EXHIBIT INDEX

---------------- --------------------------------------------------------------
EXHIBIT NUMBER   EXHIBIT DESCRIPTION
---------------- --------------------------------------------------------------
10.1             Amendment No. 5 to Revolving Credit Agreement by
                 and among the Company, Fleet National Bank and certain other banks and financial institutions.